                                                                    Exhibit 13.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Empresas ICA, S.A. d e C.V. (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Annual Report on form 20-F for the year ended December 31, 2005 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 17, 2006   /s/ Bernardo Quintana I
                        -------------------------------------------------------
                            Bernardo Quintana I
                            President and Chief Executive Officer

Dated:  July 17, 2006   /s/ Jose Luis Guerrero Alvarez
                        -------------------------------------------------------
                            Jose Luis Guerrero Alvarez
                            Executive Vice President and Chief Financial Officer